UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2020

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

____ N/A ____

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BCSF	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2020 (the “Closing Date”), Bain Capital Specialty Finance, Inc. (the “Company”) entered into a Master Note Purchase Agreement with the Purchasers listed on the Purchaser Schedule thereto (the “Note Purchase Agreement”), in connection with the Company’s issuance of $150 million aggregate principal amount of its 8.500% senior unsecured notes due 2023 (the “Notes”).

The aggregate principal amount of the Notes was increased relative to the aggregate principal amount set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed on May 29, 2020. The other terms of the Notes are set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed on May 29, 2020 and such information disclosed in Item 8.01of the Company’s Current Report on Form 8-K filed on May 29, 2020 is incorporated by reference into this Item 1.01.

The Note Purchase Agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On June 11, 2020, the Company issued a press release, announcing the results of its transferable rights offering. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section.  The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

99.1 Press Release, dated June 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: June 11, 2020	By:	/s/ Michael Treisman
		Name:	Michael Treisman
		Title:	Secretary